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                                                                   EXHIBIT 10.38
                                                                  EXECUTION COPY

                                    GUARANTY


     THIS GUARANTY (this "GUARANTY") is made as of the 22nd day of July, 1999, by and among PECHINEY NORTH AMERICA, INC., a Delaware corporation, and AMERICAN NATIONAL CAN COMPANY, a Delaware corporation (collectively, the "INITIAL GUARANTORS" and along with any additional Material Domestic Subsidiaries and Subsidiary Borrowers which are Domestic Incorporated Subsidiaries, in each case, which become parties to this Guaranty by executing an Addendum hereto in the form attached as Annex I, the "GUARANTORS") in favor of the Administrative Agent, for the ratable benefit of the Holders of Obligations, under (and as defined in) the Credit Agreements referred to below;

                                   WITNESSETH:

     WHEREAS, AMERICAN NATIONAL CAN GROUP, INC., a Delaware corporation (the "COMPANY"), one or more Subsidiaries of the Company (whether now existing or hereafter formed, collectively referred to herein as the "SUBSIDIARY BORROWERS"), the institutions from time to time parties hereto as Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "ADMINISTRATIVE AGENT") for itself and the other Lenders, THE CHASE MANHATTAN BANK, as Syndication Agent (the "SYNDICATION AGENT"), and ABN AMRO BANK N.V., as Co-Documentation Agent (the "CO-DOCUMENTATION AGENT") and Arranger (the "ARRANGER"), and ROYAL BANK OF CANADA , as Co-Documentation Agent (the "CO-DOCUMENTATION Agent") and Arranger (the "ARRANGER"), BANQUE NATIONALE DE PARIS, as Arranger (the "ARRANGER"), CHASE SECURITIES INC., as Lead Arranger (the "LEAD ARRANGER") and Joint Book Manager (the "JOINT BOOK MANAGER"), and BANC ONE CAPITAL MARKETS, INC., as Lead Arranger (the "LEAD ARRANGER") and Joint Book Manager (the "JOINT BOOK MANAGER") have entered into (i) a certain 5-Year Revolving Credit Agreement dated as of July 22, 1999 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "5-YEAR CREDIT AGREEMENT") and (ii) a certain 364-Day Credit Agreement dated as of July 22, 1999 (as the same may be amended, restated, supplemented or otherwise modified, and as in effect from time to time, the "364-DAY CREDIT AGREEMENT", and, together with the 5-Year Credit Agreement, the "CREDIT AGREEMENTS"), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Company and the Subsidiary Borrowers;

     WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under each of the Credit Agreements that each of the Guarantors (constituting all of the Material Domestic Subsidiaries of the Company and all of the Subsidiary Borrowers that are Domestic Incorporated Subsidiaries) execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all "Obligations" (as defined in the Credit Agreements), principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by the Company or any Subsidiary Borrower under the Credit Agreements and the other Loan Documents; and


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     WHEREAS, in consideration of the direct and indirect financial and other support that the Company and the Subsidiary Borrowers has provided, and such direct and indirect financial and other support as the Company and the Subsidiary Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Agents to enter into the Credit Agreements, each of the Guarantors is willing to guarantee the obligations of the Company and the Subsidiary Borrowers under the Credit Agreements and the obligations of the Company or any of its Subsidiaries under any of the other Loan Documents;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION l. Definitions. Terms defined in the Credit Agreements and not otherwise defined herein have, as used herein, the respective meanings provided for therein. For purposes of this Guaranty, "LONG-TERM LENDERS" shall mean all of the Lenders under the 5-Year Credit Agreement, and "SHORT-TERM LENDERS" shall mean all of the Lenders under the 364-Day Credit Agreement. "Lenders" shall mean, collectively, all of the Long-Term Lenders and all of the Short-Term Lenders.

     SECTION 2. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Letter of Credit) that:

          (a) It is a corporation, limited liability company, partnership or other commercial entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

          (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on its




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property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

          In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Revolving Loan Commitment outstanding under either of the Credit Agreements or any amount payable under the Credit Agreements or any other Obligations shall remain unpaid, it will, and, if necessary, will enable the Company to, fully comply with those covenants and agreements of the Company applicable to such Guarantor set forth in each of the Credit Agreements.

     SECTION 3. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on each Advance made to the Company and the Subsidiary Borrowers pursuant to the Credit Agreements, (ii) any Reimbursement Obligations of the Company and the Subsidiary Borrowers, and (iii) all other amounts payable by the Company and the Subsidiary Borrowers or any of their respective Subsidiaries under the Credit Agreements and the other Loan Documents (all of the foregoing being referred to collectively as the "GUARANTEED OBLIGATIONS"). Upon failure by the Company or any Subsidiary Borrower or any of their respective Affiliates, as applicable, to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreements or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

     SECTION 4. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

          (ii) any modification or amendment of or supplement to either of the Credit Agreements or any other Loan Document, including, without limitation, any such amendment which may increase the amount of the Obligations guaranteed hereby;



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          (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

          (iv) any change in the corporate, partnership or other existence, structure or ownership of the Company or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Company or any other guarantor of any of the Guaranteed Obligations;

          (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Company, any other guarantor of any of the Guaranteed Obligations, any Agent, any Holder of Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Company or any Subsidiary Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to either of the Credit Agreements, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company or any Subsidiary Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

          (vii) the failure of any Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

          (viii) the election by, or on behalf of, any one or more of the Holders of Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (ix) any borrowing or grant of a security interest by the Company or any Subsidiary Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;



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          (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders of Obligations or any Agent for repayment of all or any part of the Guaranteed Obligations;

          (xi) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

          (xii) any other act or omission to act or delay of any kind by the Company or any Subsidiary Borrower, any other guarantor of the Guaranteed Obligations, any Agent, any Holder of Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

     SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Revolving Loan Commitments and all Letters of Credit issued under the Credit Agreements shall have terminated or expired. If at any time any payment of the principal of or interest on any Advance, any Reimbursement Obligation or any other amount payable by the Company or any Subsidiary Borrower or any other party under the Credit Agreements or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or any Subsidiary Borrower or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 6. General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any Subsidiary Borrower, any other guarantor of the Guaranteed Obligations, or any other Person. Without in any way limiting the foregoing, each of the Guarantors waives the benefits of Chapter 34 of the Texas Business and Commerce Code.

     SECTION 7. Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Holders of Obligations, Issuing Banks or any Agent now have or may hereafter have against the Company or any Subsidiary Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Holders of Obligations, the Issuing Banks and the Agents to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Company or any Subsidiary Borrower to the Holders of Obligations or Issuing Banks. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation



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rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Agents and the Holders of Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Agents, the Holders of Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7.

     SECTION 8. Contribution with Respect to Guaranteed Obligations.

          (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations and termination of the Credit Agreements, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c) This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

          (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.



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          (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Credit Agreements.

     SECTION 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company or any Subsidiary Borrower under the Credit Agreements or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Company or any Subsidiary Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreements or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

     SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Credit Agreements with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.

                   Notice Address for Guarantors:
                   c/o American National Can Group, Inc.
                   8770 West Bryn Mawr Avenue
                   Chicago, IL 60631

                   Attention:  Vice President - Treasurer
                   Telephone No.: (773) 399-3170
                   Facsimile No.: (773) 399-3115

               with a copy to:

                   Attention:  General Counsel
                   Telephone No.: (773) 399-3522
                   Facsimile No.: (773) 399-3527
                   Address:       8770 West Bryn Mawr Avenue
                                  Chicago, IL 60631


     SECTION 11. No Waivers. No failure or delay by any Agent or any Holder of Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreements and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.


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     SECTION 12. Successors and Assigns. This Guaranty is for the benefit of the
Agents and the Holders of Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreements or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

     SECTION 13. Changes in Writing. Other than in connection with the addition of additional Material Domestic Subsidiaries and additional Subsidiary Borrowers which are Domestic Incorporated Subsidiaries, in each case, which become parties hereto by executing an Addendum hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the 5-Year Credit Agreement (or all of the Long-Term Lenders if required pursuant to the terms of Section 10.3 of the 5-Year Credit Agreement) or with the consent of the Required Lenders under the 364-Day Credit Agreement (or all of the Short-Term Lenders if required pursuant to the terms of Section 10.3 of the 364-Day Credit Agreement).

     SECTION 14. GOVERNING LAW. ANY DISPUTE BETWEEN ANY GUARANTOR AND ANY AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 15. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

     (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS



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SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT
CONSIDERING THE DISPUTE.

     (B) OTHER JURISDICTIONS. EACH OF THE GUARANTORS AGREES THAT ANY AGENT, ANY LENDER OR ANY HOLDER OF OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO
(1) OBTAIN PERSONAL JURISDICTION OVER SUCH GUARANTOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

     (C) SERVICE OF PROCESS. EACH OF THE GUARANTORS WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY AGENT OR THE HOLDERS OF OBLIGATIONS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTORS IN CARE OF THE COMPANY AT THE ADDRESS PROVIDED FOR NOTICES TO THE COMPANY UNDER THE CREDIT AGREEMENTS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY AGENT OR THE HOLDERS OF OBLIGATIONS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF THE GUARANTORS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY



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OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE
PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (E) WAIVER OF BOND. EACH OF THE GUARANTORS WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

     (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15, WITH ITS COUNSEL.

     SECTION 16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

     SECTION 17. Taxes, Expenses of Enforcement, etc. (A) (i) Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or the Administrative Agent's, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Guaranty, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as "TAXES"). If any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Holder of Obligations, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 17(A)) such Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Guarantor shall make such deductions or withholdings, and (iii) the applicable Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with



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applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Guaranty, to such payments by the applicable Guarantor made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain the affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the applicable Guarantor's liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Revolving Loan Commitments of such Lender.

          (ii) In addition, each of the Guarantors agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

          (iii) Each of the Guarantors indemnifies each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 17(A)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. If the Taxes or Other Taxes with respect to which any Guarantor has made either a direct payment to the taxation or other authority or an indemnification payment hereunder are subsequently refunded to any Lender, such Lender will return to the applicable Guarantor an amount equal to the lesser of the indemnification payment or the refunded amount. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 17(A) submitted to the applicable Guarantor and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be deemed presumptively correct. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the applicable Guarantor or Guarantors shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the reasonable judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.



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

          (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Guarantor, the applicable Guarantor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

          (v) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 17(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

          (vi) Each Lender (including any Replacement Lender or Purchaser) that is not created or organized under the laws of the United States of America or a political subdivision thereof (each a "NON-U.S. LENDER") shall deliver to the Company and the Administrative Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to
     Section 14.3 of the applicable Credit Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), either (1)(x) two (2) duly completed copies of either (A) IRS Form W-8BEN (or, if delivered on or before December 31, 1999, IRS Form 1001), or (B) IRS Form W-8ECI (or, if delivered on or before December 31, 1999, IRS Form
     4224), or in either case an applicable successor form, and (y) for periods prior to January 1, 2000, a duly completed copy of IRS Form W-8 or W-9 or applicable successor form; or (2) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (vi)(1)(x),
     (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of any Guarantor within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "EXEMPTION CERTIFICATE") and (y) two (2) duly completed copies of IRS Form W-8BEN or applicable successor form. Each such Lender further agrees to deliver to the Company and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender in a form satisfactory to the Company and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Company and the Administrative Agent pursuant to this Section 17(A). Further, each Lender which delivers a form or certificate pursuant to this clause (vi) covenants and agrees to deliver to the Company and the Administrative Agent within fifteen (15) days prior to the expiration of such form, for so long as this Guaranty is still in effect, another such certificate and/or two (2) accurate and complete original newly-signed copies of the applicable form (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).

          Each Lender shall promptly furnish to the Company and the Administrative Agent such additional documents as may be reasonably required by any Guarantor or the Administrative Agent to establish any exemption from or reduction of any Taxes or Other

     Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender. Notwithstanding any other provision of this
     Section 17(A), no Guarantor shall be obligated to gross up any payments to any Lender pursuant to Section 17(A)(i), or to indemnify any Lender pursuant to Section 17(A)(iii), in respect of United States federal withholding taxes to the extent imposed as a result of (x) the failure of such Lender to deliver to the Company the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to Section 17(A)(vi),
     (y) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (z) the Lender designating a successor Lending Installation at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the applicable Guarantor shall be obligated to gross up any payments to any such Lender pursuant to Section 17(A)(i), and to indemnify any such Lender pursuant to Section 17(A)(iii), in respect of United States federal withholding taxes if (x) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or exemption certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or the certifications made in such form or forms or Exemption Certificate untrue or inaccurate in any material respect, (y) the redesignation of the Lender's Lending Installation was made at the request of the Company or (z) the obligation to gross up payments to any such Lender pursuant to Section 17(A)(i), or to indemnify any such Lender pursuant to Section 17(A)(iii), is with respect to a Purchaser that becomes a Purchaser as a result of an assignment made at the request of the Company.

          (vii) Upon the request, and at the expense of the Company, each Lender to which any Guarantor is required to pay any additional amount pursuant to this Section 17(A), shall reasonably afford the applicable Guarantor the opportunity to contest, and shall reasonably cooperate with the applicable Guarantor in contesting, the imposition of any Tax giving rise to such payment; provided, that (i) such Lender shall not be required to afford the applicable Guarantor the opportunity to so contest unless the applicable Guarantor shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Guaranty; and (ii) the Company shall reimburse such Lender for its reasonable attorneys' and accountants' fees and disbursements incurred in so cooperating with the applicable Guarantor in contesting the imposition of such Tax; provided, however, that notwithstanding the foregoing, no Lender shall be required to afford any Guarantor the opportunity to contest, or cooperate with the applicable Guarantor in contesting, the imposition of any Taxes, if such Lender in good faith determines that to do so would have an adverse effect on it.

     (B) Expenses of Enforcement, Etc. After the occurrence of a Default under the 5-Year Credit Agreement, the Long-Term Lenders shall have the right at any time, and, after the occurrence of a Default under the 364-Day Credit Agreement, the Short-Term Lenders shall have the right at any time to direct the Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Agents and the Holders of Obligations for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agents and the Holders of Obligations, which attorneys may be employees of the Agents or the Holders of Obligations) paid or incurred by any Agent or any Holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the Holders of Obligations on a pro rata basis for application in accordance with the terms of the respective Credit Agreements.

     SECTION 18. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Holder of Obligations and the Agents may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations then due (i) any indebtedness due or to become due from such Holder of Obligations or the Agents to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Holder of Obligations or the Agents or any of their respective affiliates.

     SECTION 19. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Company and the Subsidiary Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Holders of Obligations or the Agents shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Holder of Obligations or any Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Holder of Obligations or such Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder of Obligations or such Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

     SECTION 20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 21. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Holder of Obligations or any Agent.

     SECTION 22. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.


                          PECHINEY NORTH AMERICA, INC.

                          By: Dennis M. Byrd
                          Its: Treasurer


                          AMERICAN NATIONAL CAN COMPANY

                          By:  Dennis M. Byrd
                          Its:  Vice President and Treasurer











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


                               ANNEX I TO GUARANTY

     Reference is hereby made to the Guaranty (the "Guaranty") made as of the 22nd day of July, 1999 by PECHINEY North America, Inc., a Delaware corporation, and American National Can Company, a Delaware corporation (collectively, the "Initial Guarantors" and along with any other Material Domestic Subsidiaries and Subsidiary Borrowers which are Domestic Incorporated Subsidiaries, in each case, which have become parties thereto and together with the undersigned, the"Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Holders of Obligations, under the Credit Agreements. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

     IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.


                                  [NAME OF NEW GUARANTOR]


                                  By:____________________________________
                                  Title:_________________________________








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